Exhibit 10.1

AMENDMENT NO. 1 TO SUPERPRIORITY DEBTOR IN POSSESSION CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 to the SUPERPRIORITY DEBTOR IN POSSESSION CREDIT AND GUARANTY AGREEMENT is made as of September 30, 2013 (this “Amendment”) by and among GMX Resources, Inc., as borrower (the “Borrower”), Diamond Blue Drilling Co. and Endeavor Pipeline Inc., as guarantors (each a “Guarantor” and collectively the “Guarantors”), the lenders party hereto (the “Consenting Lenders”), the undersigned issuing bank (the “Synthetic L/C Issuing Bank”), if any, and Cantor Fitzgerald Securities, as collateral and administrative agent (the “DIP Agent”).
RECITALS:
WHEREAS, reference is made to that certain Superpriority Debtor in Possession Credit and Guaranty Agreement, dated as of April 4, 2013 (as amended to the date hereof, the “DIP Credit Agreement”), among the Borrower, the Guarantors, the DIP Agent, the Synthetic L/C Issuing Bank and the lenders party thereto (the “Lenders”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the DIP Credit Agreement.
WHEREAS, the Borrower, the Guarantors, the Consenting Lenders and the other parties thereto are negotiating the form of a Plan Support Agreement (as amended and in effect from time to time in accordance therewith, the “Plan Support Agreement”), pursuant to which the parties thereto have agreed to pursue a confirmation of a chapter 11 plan for the Debtors on the terms described therein.
WHEREAS, to enable the Debtors to confirm a chapter 11 plan as contemplated by the terms of the Plan Support Agreement, the parties hereto desire to amend the DIP Credit Agreement in certain respects as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each of the parties hereto, the parties hereby covenant and agree as follows:
1.    Section 1.01 of the DIP Credit Agreement is hereby amended by (i) replacing the reference to “180” in clause (a) of the definition of “Maturity Date” with “270” and (ii) deleting the words “including an Approved Sale Transaction” in clause (f) of the definition of “Maturity Date.”
2.    Section 1.01 of the DIP Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following definitions:
““First Amendment” shall mean Amendment No. 1 to this Agreement, dated as of September 25, 2013.
“Plan Support Agreement” shall have the meaning assigned to such term in the First Amendment.”

3.    Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the definition “Approved Sale Transaction.”
4.    Section 2.07(b)(i) of the DIP Credit Agreement is hereby amended by deleting the word “Approved” in the proviso thereto.
5.    Section 2.15 of the DIP Credit Agreement by deleting clause (ix) thereof in its entirety and replacing it with “Reserved.”
6.    Section 6.13 of the DIP Credit Agreement is hereby amended by replacing clause (d) thereof in its entirety and replacing it with “Reserved”.
7.    Section 6.14 of the DIP Credit Agreement is hereby amended by deleting clauses (c) and (d) in their entirety.
8.    Section 7.05 of the DIP Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and replacing it with “Reserved.”
9.    Section 9.02 of the DIP Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety.
10.    Section 10.01 of the DIP Credit Agreement is hereby amended by replacing clause (h) thereof in its entirety with the following: “The Debtors, the Consenting Lenders and the other parties thereto shall not have executed a Plan Support Agreement acceptable to the Consenting Lenders by October 6, 2013 or the Bankruptcy Court shall not have approved the Plan Support Agreement by October 29, 2013 or any Debtor or the official committee of unsecured creditors (the “Committee”) shall breach its obligations under the Plan Support Agreement.”
11.    This Amendment shall become effective on the date (i) the Borrower, the Guarantors, the DIP Agent, the Synthetic L/C Issuing Bank and each Lender have signed a counterpart hereof (whether the same or different counterparts), (ii) all fees and expenses due and payable to the DIP Agent (including, without limitation, the first monthly payment of $7,500 due to the DIP Agent pursuant to the Agency Fee Letter as well as any fees and expenses due and payable to counsel for the DIP Agent) shall have been paid and (ii) the Plan Support Agreement shall have been executed by each of the parties thereto and a motion to approve same shall have been filed with the Bankruptcy Court.
12.    Except as otherwise amended by this Amendment, all terms, conditions and covenants contained in the DIP Credit Agreement shall be and remain in full force and effect.
13.    This Amendment shall constitute a Financing Agreement and may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument. A complete set of counterparts shall be lodged with the DIP Agent.
14.    This Amendment shall in all respects be governed by and construed under the laws of the State of New York, without regard to the principles of conflict of laws, except to the extent governed by the Bankruptcy Code.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

GMX RESOURCES INC.,
as Borrower

By: /s/ Michael J. Rohleder
Name: Michael J. Rohleder
Title: President

DIAMOND BLUE DRILLING CO.,
as a Guarantor

By: /s/ James A. Merrill
Name: James A. Merrill
Title: Vice President and Secretary

ENDEAVOR PIPELINE INC.,
as a Guarantor

By: /s/ James A. Merrill
Name: James A. Merrill
Title: Vice President and Secretary

CANTOR FITZGERALD SECURITIES, as DIP Agent

By: /s/ James M. Bond
Name: James M. Bond
Title: Chief Operating Officer

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD., as Lender
By: Chatham Asset Management, LLC, not in its individual capacity, but solely as Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

CHATHAM EUREKA FUND, L.P., as Lender
By: Chatham Asset Management, LLC, not in its individual capacity, but solely as Investment Advisor

By: /s/ Kevin O’Malley
Name: Kevin O’Malley
Title: Member

GSO Credit-A Partners LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO SPECIAL SITUATIONS FUND LP, as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD., as Lender
By: GSO Capital Partners LP, not in its individual capacity, but solely as Investment Manager

By: /s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

WB GENERAL LTD., as Lender

By: /s/ Mark Strefling
Name: Mark Strefling
Title: Chief Operating Officer

ZELL CREDIT OPPORTUNITIES MASTER FUND, L.P., as Lender
By: Chai Trust Company, LLC, General Partner

By: /s/ Philip G. Tinkler
Name: Philip G. Tinkler
Title: Chief Financial Officer

OMEGA CAPITAL PARTNERS, L.P.
OMEGA CAPITAL INVESTORS, L.P.
OMEGA EQUITY INVESTORS, L.P.
OMEGA CHARITABLE PARTNERSHIP, L.P.
OMEGA OVERSEAS PARTNERS, LTD.
BETA EQUITIES, INC.
GS&CO. PROFIT SHARING MASTER TRUST, each as Lender
By: Omega Advisors, Inc., as investment manager
for certain funds and accounts it manages and not in its individual corporate capacity

By:    /s/ Edward Levy
    Name: Edward Levy
    Title: Chief Financial Officer